                        HUDSON CAPITAL APPRECIATION FUND
                       (A SERIES OF THE FAHNESTOCK FUNDS)
                                110 WALL STREET
                            NEW YORK, NEW YORK 10005
                                OCTOBER 1, 1995
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995

     (To be added immediately following the end of the paragraph captioned 'MANAGEMENT OF THE FUND -- How the Fund Receives Investment Advice' on page 9, REPLACING the balance of page 9 and the first full paragraph on page 10.)

     Effective October 1, 1995, James Gerson became portfolio manager of the Fund with primary responsibility for day-to-day management of the portfolio, replacing Howard Shawn. Mr. Gerson is a senior vice president of Hudson Capital Advisors, Inc., the Fund's Investment Manager, as well as of Fahnestock & Co., Inc. From April 1993 until October 1994, he was a senior vice president and Managing Director of Fahnestock's Corporate Finance Department. From October 1994 to September 1995, he was an Equity Research Analyst with Fahnestock. From 1986 until he joined Fahnestock & Co., Inc., he was associated with other investment banking firms in the following capacities: February 1992 to April 1993 -- Senior Vice President and Managing Director, Corporate Finance, of Reich & Co.; and January 1986 to February 1992 -- Senior Vice President and Managing Director, Corporate Finance, of Josephthal & Co. and its successor companies. In these positions he concentrated on analyzing and structuring corporate financing for public companies, with particular emphasis on 'small-cap' companies (having market capitalization of less than $100 million).

     It is expected that Mr. Gerson will use his familiarity with the market for small-cap securities in seeking to achieve the Fund's investment objective, policies and risk considerations as set forth in the Fund's Prospectus, especially pages 5-8, and its Statement of Additional Information.

     Performance information about the Fund from its inception through December 31, 1994 (before Mr. Gerson became the Fund's Portfolio Manager) is contained in the Fund's Annual Report filed with the Securities and Exchange Commission. A copy of the Annual Report may be obtained free of charge upon written or phone request from Fahnestock & Co., Inc., 110 Wall Street, New York, NY 10005, telephone 1-800-221-5588. This performance is not necessarily indicative of results that would have been achieved if Mr. Gerson had been managing the Fund during the same period.

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
HUDSON CAPITAL
APPRECIATION FUND                                       110 Wall Street
(A Series of The Fahnestock Funds)                      New York, New York 10005

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS

MAY 1, 1995

Hudson Capital Appreciation Fund (the 'Fund') is the first (and, to date, the only) series of The Fahnestock Funds, a Massachusetts business trust (the 'Trust'). The Trust is an open-end diversified management investment company commonly known as a mutual fund. The Fund seeks long term growth through capital appreciation by investing primarily in equity securities. Current income is a secondary consideration. Shares of the Fund are sold with an initial maximum sales charge of 4.50%. (See 'How to Buy Shares'.)

This Prospectus sets forth information about the Fund that an investor ought to know before investing. It should be read and retained for future reference.

A Statement of Additional Information dated May 1, 1995 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy can be obtained free of charge upon request by writing or telephoning: Fahnestock & Co. Inc., 110 Wall Street, New York, NY 10005, 1-800-221-5588.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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
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                               TABLE OF CONTENTS

Financial Highlights......................................................     3
Expense Information.......................................................     4
Organization of the Fund..................................................     6
Investment Objective, Policies and Risk Considerations....................     6
Management of the Fund....................................................     9
Distributions to Shareholders and Taxation................................    13
Computation of Net Asset Value............................................    14
How to Buy Shares.........................................................    15
How to Redeem Shares......................................................    17
Additional Services and Programs..........................................    18
Performance Information...................................................    18
Other Matters.............................................................    19

MISSOURI RISK DISCLOSURE. Prospective Missouri investors should note that the Fund may invest in the securities of companies showing unusual earnings growth and undergoing structural changes. In addition, the Fund anticipates that in the future portfolio turnover will normally not exceed 175%. See the table on page 3 for information regarding prior turnover rates. It is the opinion of the Missouri Securities Commissioner that such activities may result in higher risks and costs to the Fund. See 'Investment Objective, Policies and Risk Considerations.'

--------------------------------------------------------------------------------

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                              FINANCIAL HIGHLIGHTS
           (for a share outstanding throughout the periods indicated)

The following table has been audited by the Fund's independent auditors, whose reports thereon appear in the Fund's annual reports to shareholders which are incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes which also appear in the Fund's annual reports which were audited by Ernst & Young LLP for the period from March 5, 1991 to December 31, 1991 and for the year ended December 31, 1992 and Coopers & Lybrand L.L.P. for the years ended December 31, 1993 and 1994.

                                                                                                       March 5, 1991
                                                                                                       (Commencement
                                                                                                       of Operations)
                                                           Year Ended     Year Ended     Year Ended          to
                                                          December 31,   December 31,   December 31,    December 31,
                                                              1994           1993           1992            1991
                                                          ------------   ------------   ------------   --------------
     Net asset value, beginning of period...............    $  13.72       $  11.93       $  11.36        $  10.00
     Income from investment operations:
     Net investment income/(loss) (net).................       (0.06)         (0.13)         (0.05)           0.01
     Net realized and unrealized gains (losses) on
       investments......................................       (1.48)          2.25           1.02            1.74
                                                          ----------     ----------     ----------     -----------
          Total income/(loss) from investment
            operations..................................       (1.54)          2.12           0.97            1.75
     Less dividends paid to shareholders:
     Dividends paid from net realized gains on
       investments......................................       (1.23)         (0.33)         (0.40)          (0.39)
                                                          ----------     ----------     ----------     -----------
     Net asset value, end of period.....................    $  10.95       $  13.72       $  11.93        $  11.36
                                                          ----------     ----------     ----------     -----------
                                                          ----------     ----------     ----------     -----------
Total return............................................      (11.22)%        17.77%          8.54%          17.50%
Ratios/Supplemented Data:
     Net assets, end of period (000)....................    $ 15,874       $ 19,227       $ 16,993        $ 11,987
     Ratio of expenses to average net assets............        2.49%`D'       2.49%`D'       2.50%`D'        2.48%*`D'
     Ratio of net investment income (loss) to average
       net assets.......................................       (0.46)%`D'     (1.00)%`D'     (0.48)%`D'       0.11%*`D'
     Portfolio turnover rate............................      194.55%        154.18%        256.84%         250.85%

------------

* Annualized

`D' The  ratios of  expenses and investment  income/(loss) (net)  to average net assets are net of expenses voluntarily reimbursed by the Advisor, Administrator and Distributor in the amount of .27%, .25%, 1.10% and .56%, respectively.

--------------------------------------------------------------------------------

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                              EXPENSE INFORMATION

The following information reflects the costs and expenses an investor may expect to incur, either directly or indirectly, as a shareholder of the Fund, based upon the maximum sales charge that may be incurred at the time of purchase and the Fund's projected annual operating expenses.

Shareholder Transaction Expense

Maximum sales charge imposed on purchases (as a percentage of offering price)        4.50%*
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering
  price)                                                                                0%
Deferred Sales Charge (as a percentage of original purchase price or redemption
  proceeds, as applicable)                                                              0%
Redemption Fees (as a percentage of amount redeemed, if applicable)                     0%

          ------------------------------------------------------------

   * The sales charge set forth in the above table is the maximum charge imposed on purchases of shares; investors may pay actual charges less than 4.50%, as described under 'How to Buy Shares.'

Annual Fund Operating Expenses
(as a percentage of average daily net assets)

Management Fee                                                          1.00%**
12b-1 Fees                                                               .50%***
Other Expenses (After fee waiver/expense reimbursement)                 1.00%`D'
                                                                        ----
Total Fund Operating Expenses                                           2.50%

          ------------------------------------------------------------

  ** The management fee is higher than that paid by most other investment companies. The Investment Management Agreement, as amended effective February 23, 1993, provides for a management fee at a reduced rate of 0.75% per annum with respect to assets of the Fund in excess of $25,000,000. To date the Fund's net assets have not exceeded $25,000,000.

 *** The 12b-1 fee is payable with respect to assets of the Fund which have been continuously included in its portfolio for four years or less as of the Fund's most recent fiscal year-end, and is based on the average daily net asset value of those assets during such period; no 12b-1 fee will be paid with respect to assets of the Fund which have been continuously included in its portfolio for more than four years as of the Fund's most recent fiscal year-end, calculated on a first-in, first-out basis. (See 'How the Fund's Shares Are Distributed.')

 `D' 'Other   Expenses'  in  the  above   table  include  fees  for  shareholder
      services, custodial fees, legal and accounting fees, printing costs and registration fees and give effect to expense reimbursements of .27% for the Fund's fiscal year ended December 31, 1994.

The purpose of the above table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. The management fees referred to above and


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

nature of services provided are more fully explained in this prospectus under the section 'Management of the Fund' and in the Statement of Additional Information under the caption 'Investment Advisory and Other Services'.

Fahnestock & Co., Inc. the Fund's principal distributor, has concluded that the combination of sales charges imposed on purchases ('front-end' sales charges) and the asset-based charges pursuant to Rule 12b-1 are within the guidelines established by the National Association of Securities Dealers, Inc. ('NASD'). However long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD rules.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by an investor of the initial 4.50% sales charge and payment by the Fund of operating expenses at the levels set forth in the table above, and are also based upon the following assumptions:

                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                               ------    -------    -------    --------

  You would pay the following expenses for
  the period of years indicated on a $1,000
  investment, assuming 5% annual return.`D'      $ 69     $ 119     $ 172        $316
                                               ------     -----     -----        ----

          ------------------------------------------------------------

`D' This example should not be considered to be a representation of past or future expenses; actual expenses may be greater or lesser than those shown; moreover, the actual rate of annual return will vary and may be greater or lesser than the assumed rate of 5%.

--------------------------------------------------------------------------------

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ORGANIZATION OF THE FUND

The Fund is the initial (and, to date, only) series of shares of beneficial interest (hereinafter referred to simply as 'shares') of The Fahnestock Funds (the 'Trust') which is a diversified open-end management investment company created as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on August 29, 1990 by Fahnestock, the Fund's Administrator and principal distributor.

INVESTMENT OBJECTIVE, POLICIES AND
RISK CONSIDERATIONS

The Fund seeks long term growth through capital appreciation by investing primarily in equity securities. Current income is a secondary consideration. The Fund may not always achieve its objective, but it expects to follow the investment strategy described in the following paragraphs.

The Fund will attempt to achieve its objective by investing primarily in common stocks and securities convertible into common stock. When, in the judgment of Hudson Capital Advisors, Inc. (the 'Adviser'), a defensive investment posture is appropriate because of market conditions or there are temporarily no investment opportunities in common stocks or securities convertible into common stocks which are appropriate for the Fund, the Fund may invest in short term debt securities as a temporary alternative to equity securities. Such investments may be in United States Government Securities, certificates of deposit of major banks, commercial paper rated in the top two ratings of a nationally-recognized rating service or in a money market fund, including a money market fund which the Adviser may manage in the future. Since the return on a money market fund may be less than would be available through a direct investment in the securities comprising its portfolio and will involve payment of a second management fee in addition to the Fund's own management fee, such purchases will be made only in accordance with guidelines established by the Board of Trustees designed to ensure that purchases of shares of a money market fund will be undertaken only when it is in the best interest of the Fund and complies with limitations established by the Investment Company Act of 1940, as amended (the '1940 Act'). In establishing these guidelines, the Trustees will consider whether the Adviser should be paid a management fee by the Fund with respect to the assets invested in such money market fund. Investing in such short-term debt securities as a defensive or temporary investment approach does not constitute a change in the Fund's investment objective and will be subject to any guidelines which the Trustees may establish.

In choosing investments for the portfolio, the Adviser uses two primary criteria for selection of securities:

1. Earnings growth. The Adviser seeks to invest in companies showing 'unusual' earnings growth. 'Unusual' in this context denotes earnings growth that exceeds the company's historical pattern and which the Adviser anticipates will be higher than investors generally expect. Higher earnings could be generated internally by, for example, a new product, a new service, or a new management with a dynamic program for growth. Higher earnings could also result from events external to the company, such as a lowering of the costs of materials important to its operations or an exceptional increase in demand for its products. Since factors such as the foregoing sometimes have greater impact on the share prices of smaller companies, the Adviser will, during some periods of time, place greater


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

emphasis on the ownership of such companies. Historically, companies enjoying unusual growth have been particularly attractive in a cycle of general market increases, because, in the view of the Adviser, higher than average earningstend to result in higher than average price-earning ratios during such periods with the likely result of greater appreciation in prices of the shares of such companies.

2. Corporate events. 'Corporate events' are changes not in material costs, products, markets or management style, but rather in the structure of the company itself, such as the acquisition of another company, the likelihood that the company itself will be acquired, the sale or discontinuance of divisions that have failed to contribute sufficiently (or at all) to earnings, a company's tender offer for its own stock, a spin-off of part of the company through a distribution of shares to its shareholders that permits the market to appraise each segment of the company separately, a sale of assets followed by a distribution of a part or all of the proceeds to shareholders, or even dissolution of the company followed by a distribution of assets or proceeds of sale to the shareholders. In the increasingly volatile and uncertain economic and business environment of recent years, such events have become far more frequent, and their impact on the valuation of securities and the level of security prices has been significant.

Ideally, the Adviser will identify companies where both types of change may or are likely to occur, since such instances offer two simultaneous opportunities to realize appreciation.

Foreign Securities

In seeking to achieve its objective, the Fund may, to a minor degree, and in no event with respect to more than 10% of its assets at the time of purchase, invest in foreign securities. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar, as well as the other factors that affect security prices. Foreign companies are not subject to accounting standards or governmental supervision comparable to United States companies and there often is less publicly available information about their operations. There generally is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Fund. Foreign securities can also be affected by political or financial instability abroad, and may be less liquid or more volatile than domestic investments. These investments may be in the form of American Depository Receipts, which typically are issued by a U.S. bank or trust company to evidence ownership of underlying securities issued by a foreign operation. American Depository Receipts are not necessarily denominated in the same currency as the securities into which they may be converted.

Warrants

A warrant confers upon its holder the right to purchase an amount of securities at a particular time and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

its expiration date. For so long as the Fund's shares are sold in states so requiring, the Fund will limit its purchase of warrants to five percent of its net assets, with no more than two percent of its net assets to be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange. The acquisition of warrants in units or attached to other securities is not subject to these restrictions.

Lending of Securities

The Fund may lend its portfolio securities to broker-dealers and other financial institutions pursuant to agreements requiring that the loans be continuously collateralized by cash, letters of credit or U.S. Government securities of a value equal to at least the fair market value of the securities loaned. These loans will not be made if as a result the aggregate of all outstanding loans exceeds 30 percent of the value of the Fund's total assets taken at current value.

Other Investment Policies, Restrictions and Risk Considerations

A fundamental policy of management is to spread the Fund's investments among a number of industry groups without concentration in any particular industry; the Fund will not purchase a security if 25% or more of its total assets would be invested in a particular industry.

In order to limit investment risks, portfolio securities are sold when they reach a predetermined price objective, or when a change in relative valuation occurs, or when a deterioration in company or industry fundamentals is anticipated or occurs. In addition, the percentage of the Fund's assets invested in cash or temporary investments is increased when investment alternatives, such as U.S. Government Securities and money market instruments, offer better overall returns than equities. When, in the opinion of management, current market or economic conditions warrant, the Fund temporarily may retain cash or invest in preferred stock, nonconvertible bonds or other fixed-income securities. During those periods the Fund may tend to emphasize investment in securities of issuers which the Adviser believes offer the possibility of a corporate event, since changes of this nature can result in gains even when the overall equity market is weak. Purchases and sales of securities will be made whenever necessary in the management's view to achieve the objective of the Fund. It is anticipated that portfolio turnover will normally not exceed 175% in the future. See page 3 for prior turnover rates. (A 100% rate of portfolio turnover is normally considered to be high.) A high rate of portfolio turnover will increase the Fund's brokerage expenses and may increase the amount of taxable short-term gains realized by the Fund. The Fund does not expect to realize significant gains from selling securities held less than three months.

The Statement of Additional Information contains more information about the Fund's investment policies and also identifies the restrictions on the Fund's investment activities, which provide that the Fund shall not, among other things:

  -- Invest more than 5% of its total assets taken at market value in the securities of any one issuer other than the United States Government, or purchase more than 10% of the voting securities or of any other class of securities of any one issuer.

   -- Purchase securities of any company with a record of less than three years' continuous operation if such purchase would cause the Fund's investments in all such companies taken


--------------------------------------------------------------------------------

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at cost to exceed  5% of the Fund's total assets taken at market value.

The investment objective and restrictions referred to above are fundamental and may not be changed without approval of a majority of the outstanding voting securities of the Fund. The Statement of Additional Information contains a complete description of the Fund's restrictions and policies relating to the investment of its assets and its activities.


MANAGEMENT OF THE FUND

The business of the Fund is managed by its Trustees. The Trustees elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees.

How the Fund Receives Investment Advice. The Trust has entered into an Investment Management Agreement with the Adviser with respect to the Fund, under which the Adviser, subject to the direction of the Trustees, provides the Fund with a continuous investment program consistent with the Fund's stated investment objective and policies and is responsible for the management of the Fund's assets. In addition to providing investment advice to the Fund, the officers and employees of the Adviser are responsible for the investment and reinvestment of the Fund's assets, subject to the overall authority of the Trustees.

Howard Shawn, who has been the Portfolio Manager of the Fund since its inception, has managed equity investments for over a decade. Set forth below is the composite performance of all full discretionary equity oriented institutional accounts in excess of $1 million managed by Mr. Shawn from 1981 through 1994, using the same investment style and following substantially similar investment objectives, policies and strategies that he uses in managing the Fund. (All of these accounts, other than for the years 1991 through 1994 which include the Fund, were tax-exempt; three tax-exempt accounts managed in the same style have been excluded from the calculation because their policies specifically forbade investment in companies doing business in South Africa.)

                   ANNUAL CHANGE      S & P 500
                   -------------      ---------

1981                   +13.1%           -4.9%
1982                   +39.9%          +21.5%
1983                   +34.9%          +22.5%
1984                    +8.3%           +6.2%
1985                   +34.9%          +31.6%
1986                   +15.3%          +18.5%
1987                   +21.7%           +5.2%
1988                   +20.0%          +16.6%
1989                   +25.5%          +31.7%
1990                    +0.7%           -3.1%
1991                   +38.4%          +30.3%
1992                   +15.0%           +7.7%
1993                   +19.4%          +10.1%
1994                   -11.2%           +1.3%
                      -------         --------
$1,000 becomes        $11,199         $ 5,743
Compounded
  return               18.84%          13.30%

Performance results are calculated in accordance with standards approved by the Investment Counsel Association of America. Results include re-investment of dividend income and reflect performance after deduction of actual management fees. Mr. Shawn achieved these results while he was affiliated with Hudson Capital Advisors (January 1, 1987 to present) and with Cowen & Co. (January 1, 1981 to December 31, 1986); in each instance he was the only person responsible for substantially all of the investment decisions made for the accounts whose perform-


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


ance is reflected above. These results are indicative only of Mr. Shawn's past investment record and no investor should assume that future results of the Fund will be profitable or will equal his past performance.

Additional performance information is contained in the Fund's Annual Report which has been filed with the Securities and Exchange Commission. A copy of the Annual Report may be obtained free of charge upon request by writing or telephoning Fahnestock & Co., Inc., 110 Wall Street, New York, NY 10005, 1-800-221-5588.

Pursuant to the Investment Management Agreement, the Fund pays the Adviser an annual management fee equal to one percent of the Fund's average annual net assets up to $25 million (which is higher than the management fee paid by most investment companies) and 0.75% of annual average net assets in excess of $25 million. The management fee is accrued daily and paid quarterly and is based on the average of the daily net asset values of the Fund during the preceding quarter.

The Adviser, a corporation organized in 1986 under the laws of New York, located at 805 Third Avenue, New York, NY 10022, currently has approximately $881,000,000 in assets under management in its capacity as investment adviser to primarily institutional clients, including a portion of the assets of a registered open-end investment company which has no other relationship with the Adviser or its affiliates. The Adviser is a wholly-owned subsidiary of Fahnestock Viner Holdings, Inc., a corporation organized and existing under the laws of the province of Ontario, Canada, whose non-voting shares are publicly traded in the over-the-counter market and listed on the National Association of Securities Dealers Automated Quotations System, and approximately 95% of whose voting securities are held by officers and directors of Fahnestock Viner Holdings, Inc.

To reduce the potential risk of an adverse effect on the Fund's portfolio, written policies have been adopted by the Trust, the Fund and the Adviser to restrict securities trading in personal accounts of the portfolio managers and other affiliated personnel who normally have access to information on portfolio transactions. These policies comply in all material respects with the recommendations of the Investment Company Institute.

How the Fund Receives Administrative Services. The Trust has entered into an Administration Agreement with Fahnestock pursuant to which Fahnestock provides certain administrative services to the Fund and its shareholders. Under the Administration Agreement, Fahnestock provides the Trust and the Fund with office space, supplies and other facilities required for the business of the Fund. Fahnestock pays the compensation of all officers and employees of the Trust and pays the expenses of clerical services related to the administration of the Trust and the Fund. Fahnestock has entered into a Sub-Administration Agreement with Reich & Tang L.P., a Delaware limited partnership which has extensive experience in the mutual fund industry, to perform these services. Pursuant to the Sub-Administration Agreement, Fahnestock pays to Reich & Tang a fee, plus reasonable out-of-pocket expenses. The Fund pays no administrative fee to Fahnestock or to Reich & Tang.

The Fund's Expenses. All expenses of the Fund, including the advisory fee and the administration fee, are subject to compliance with applicable state expense limitations. The Fund believes that the most restrictive annual expense limitation to


--------------------------------------------------------------------------------

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which  it is subject limits ordinary operating expenses of the Fund  to  2.5% of the first $30 million, 2.0% of the next $70 million and 1.5% of the remaining average net assets of the Fund (excluding payments under the Distribution Plan not to exceed .50% of net assets per annum, taxes, interest, distribution and brokerage fees and commissions and extraordinary expenses such as litigation
costs).   If  the Fund's  expenses  exceed these  limitations,  the  Adviser  is required to reduce the advisory fee or reimburse the Fund for any such excess amounts, limited to an amount not greater than the advisory fee. Although reimbursement under the Investment Management Agreement must be made at least
annually, the Adviser   has  agreed  to   pay  any  reimbursements   on the same
schedule as the Fund is required to pay the advisory fee, provided that if, at the end of the fiscal year, Fund expenses do not exceed the annual expense limitations applicable to the Fund, the Fund will reimburse the Adviser for monies paid by the Adviser for fees foregone during the course of the fiscal year. The expenses of printing prospectuses used in selling Fund shares and other sales literature, as well as certain other sales-related charges, all of which are eligible for payment under the Fund's 12b-1 Plan, are borne by Fahnestock.

All expenses which are not specifically agreed to be paid by the Adviser or Fahnestock and which are incurred in the operation of the Fund (including fees of Trustees of the Trust who are not 'interested persons', as such term is defined in the 1940 Act) and the continuous public offering of the shares of the Fund are borne by the Fund, including the cost of printing and engraving share certificates, the expenses relating to the determination of the net asset value of shares of the Fund, the expenses of the continuing registration and qualification of shares for sale, the cost of prospectuses distributed to shareholders, the charges for custodians, transfer agents, registrars and other agents, and auditing and legal expenses.

Brokerage Transactions. Securities for the Fund's portfolio will at all times be bought and sold solely on the basis of investment considerations and appropriateness to the fulfillment of the Fund's objective. The primary consideration in placing portfolio security transactions is execution at the most favorable prices, consistent with best execution. All orders for transactions in securities on behalf of the Fund are placed with broker-dealers selected by the Adviser. Fahnestock & Co. Inc., which is also the Distributor of shares of the Fund, may serve as the Fund's broker in effecting portfolio transactions on national securities exchanges and retain commissions in accordance with certain regulations of the Securities and Exchange Commission, including Rule 17e-1 under the 1940 Act. In addition, the Adviser may select broker-dealers that provide it with research services and may cause the Fund to pay these broker-dealers commissions that exceed those that other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services received consistent with best execution. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of any other of series of The Fahnestock Funds as a factor in the selection of other broker-dealers to execute the Fund's portfolio transactions. (For further discussion of brokerage allocation, see the Statement of Additional Information.)


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                                      -11-

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How the Fund's Shares are Distributed. The Trust has entered into a Distribution
Agreement with Fahnestock, under which Fahnestock is obligated to use its best efforts on behalf of the Fund to sell, and accept orders for the purchase of, shares of the Fund. Fahnestock may, from time to time, enter into selling agreements with other selected broker-dealers ('Selling Dealers') who have agreed to sell shares of the Fund. Fahnestock is a member of the National Association of Securities Dealers, Inc. and of the New York, American and other principal national securities exchanges.

The Fund is a series of The Fahnestock Funds, which has adopted a plan of distribution ('Distribution Plan') pursuant to Rule 12b-1 under the 1940 Act, under which it may reimburse Fahnestock for the expenses it bears in distributing shares of the Fund and any other series of the shares of the Trust including, but not limited to, continuing compensation to Fahnestock's account representatives and others who engage in or support distribution of shares; compensation to persons who service shareholder accounts by, for instance, answering routine telephone inquiries and processing shareholder transactions; costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; costs of printing and distributing prospectuses and reports to prospective shareholders; costs involved in preparing, printing and distributing sales literature; and costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that Fahnestock deems advisable. The Fund, as well as each other series which the Trust may create, may reimburse Fahnestock for distribution expenses at an annual rate not exceeding 0.50 percent of the average daily net value of the Fund's assets which have been continuously included in its portfolio for four years or less. No reimbursement for distribution expenses will be payable during the Fund's fiscal year with respect to assets of the Fund which have been continuously included in its portfolio for more than four years, as measured by the net asset value of shares of the Fund which have been continuously outstanding for four years or more as of the last day of its preceding fiscal year. In calculating the number of shares which have been outstanding for four years or more, the Fund will treat all redemptions in a particular shareholder's account as having been made from those shares which have been outstanding for the longest period of time, a method of accounting commonly referred to as 'first-in, first-out'. Expenses incurred in connection with promotional activities will be identified to the series involved, although it is anticipated that some promotional activities will be conducted in respect of all series in common, with the result that expenses incurred in connection with those activities will not be identifiable to any particular series. In the latter case, expenses will be allocated among the series on the basis of their relative net assets.

Continuance of the Fund's Plan is subject to annual approval by a majority of the Trustees and a majority of the Trustees who are not 'interested persons' of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any related agreement ('Rule 12b-1 Trustees'). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Fund's Plan may not be amended to increase materially the amount which may be


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

spent thereunder without approval by a majority of the outstanding securities of the Fund. All material amendments of the Fund's Plan will require approval by a majority of the Fund's Trustees and of the Rule 12b-1 Trustees. The Plan may be terminated at any time by vote of either a majority of the Rule 12b-1 Trustees or a majority of the outstanding shares of the Fund.

Fahnestock, a New York corporation, is a wholly-owned subsidiary of Fahnestock Viner Holdings, Inc. and has its principal office at 110 Wall Street, New York, NY 10005. Albert G. Lowenthal, Chairman of the Board of Trustees of the Trust and President, a Principal and a Director of the Adviser, is Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer of Fahnestock. Michael Mendelson, who is President and a Trustee of the Trust, is Managing Director of Fahnestock Asset Management, a division of Fahnestock. Richard Wohlman, who is Treasurer of the Trust, is Comptroller of Fahnestock.

Transfer and Dividend Agent. Investors Fiduciary Trust Company, located at 127 West 10th Street, Kansas City, Missouri, 64105 serves as the Fund's Transfer Agent, and as such automatically opens and maintains an account for each new investor in shares of the Fund. Under this arrangement, share certificates are not delivered to individual shareholders unless a written request is received by the Transfer Agent from the shareholder and then only to the extent of the number of whole shares owned or requested. Fractional interests in shares, to three decimal places, are reflected in the shareholder's account. Shareholders will receive statements reflecting transactions in their accounts and account balances. Shareholders should retain their account statements in order to calculate the taxes on any gains or losses realized from redemption of the Fund's shares. Fahnestock or the Transfer Agent can provide account transcripts for past periods but shareholders may be required to pay a fee to receive such transcripts.

DISTRIBUTIONS TO SHAREHOLDERS AND TAXATION

Distributions. The Fund expects to distribute substantially all of its net taxable investment income at least annually and substantially all of its net realized capital gains, if any, annually. Unless a shareholder indicates on the applicable document at the time of initial investment or subsequently in writing to the transfer agent that dividends and distributions are to be paid in cash, dividends and distributions will automatically be reinvested in additional shares of the Fund at net asset value without a sales charge.

Dividends declared by the Fund and distributed to shareholders of record in October, November or December of any year will be treated for Federal income tax purposes as having been received by shareholders in that year, so long as the dividends are paid before February 1 of the following year.

Federal Taxes. The Fund has qualified as a 'regulated investment company' under the Internal Revenue Code (the 'Code') and intends to continue to so qualify in the future. As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to Federal income tax on taxable income (including realized capital gains) which is distributed to shareholders.

Distributions from the Fund representing net investment income and any net short-term capital gains, as computed for Federal income tax purposes, will be taxable to shareholders as ordinary income whether such distributions are

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

distributed as cash payments or reinvested in additional shares of the Fund.

Distributions from the Fund representing net long-term capital gains, as computed for Federal income tax purposes, whether such distributions are distributed as cash payments or reinvested in additional shares, will be taxable to the shareholders as long-term capital gains regardless of the length of time a shareholder has held his shares. Long-term capital gains of individuals are taxed at a maximum rate of 28% rather than the maximum rate applicable to ordinary income for individuals (currently 39.6%). Net long term capital gains of corporations are taxed at the rates applicable to ordinary income. In general, only dividends from the Fund that reflect its dividend income from United States corporations may, subject to certain limitations, qualify for the Federal dividends-received deduction for corporate shareholders.


The  Fund  may be  required  to withhold  for  Federal income  tax  purposes 31%
('backup withholding') of the taxable distributions and the proceeds of redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to back-up withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from back-up withholding.

Shortly after the end of each taxable year, shareholders will receive a written notice designating the amount of the year's distributions and the Federal income tax treatment by shareholders of amounts distributed by the Fund, including amounts includable in income as described in the preceding paragraph.

State and Local Taxes. Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

COMPUTATION OF NET ASSET VALUE

The Fund's net asset value per share is computed as of the close of business on the New York Stock Exchange (generally at 4:00 p.m. New York time) on each day on which the Exchange is open for unrestricted trading.

The net asset value per share is determined by dividing the total current market value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of determination. The Trustees have determined to value the Fund's securities traded on a national securities exchange at the price of the last sale on such exchange on the date as of which assets are valued. If no sale has occurred on the date as of which assets are valued, or if the security is traded only in the over-the-counter market, it will normally be valued at its current bid price. Debt securities having a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. These instruments may include government securities, corporate debt securities and money market instruments, such as bank certificates of deposit and commercial paper. Portfolio securities for which current quotations are not readily available are valued at fair value as determined in good faith by the Trustees.

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                                      -14-

--------------------------------------------------------------------------------

HOW TO BUY SHARES

General. Investors may buy shares of the Fund through representatives of Fahnestock or the Selling Dealers. Initial orders are reviewed when they are received by Fahnestock or the Selling Dealers and, if they are accompanied by all appropriate information or are made through an existing brokerage account, the order is accepted by Fahnestock. The minimum initial investment is $1,000 and all purchases must be made in U.S. dollars. Thereafter, additional investments may be made in amounts of $250 or more as the shareholder elects. Purchases by check written upon a bank situated outside the United States may be delayed until United States funds are received and a collection charge may be imposed by the transfer agent to defray the cost of conversion to U.S. funds. The offering price will be the net asset value per share (see 'Computation of Net Asset Value') next determined after acceptance of the purchase order plus a sales load as follows:

                                                          Sales Charge       Sales Charge        Concession to
                                                              as a               as a           Selling Dealers
                      Amount of                            Percentage       Percentage of           as a
                       Purchase                              of the               the          Percentage of the
               (Including Sales Charge)                  Amount Invested    Offering Price      Offering Price*
------------------------------------------------------   ---------------    ---------------    -----------------

Less than $100,000....................................         4.71               4.50                4.50
$100,000 but less than $250,000.......................         3.63               3.50                3.50
$250,000 but less than $500,000.......................         2.56               2.50                2.50
$500,000 or more......................................         2.04               2.00                2.00

------------

* Fahnestock may, from time to time, at its own expense, provide promotional incentives to certain Selling Dealers whose representatives have sold or are expected to sell significant amounts of shares of the Fund. Selling Dealers to whom 90% or more of the entire sales load is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933. Fahnestock retains the entire sales load on any retail sales made by it.

The sales charge may be reduced if an investor combines his purchases with those of certain individuals or entities (Combination Privilege) or already owns shares (Accumulation Privilege). (See Statement of Additional Information, 'Methods of Obtaining Reduced Sales Charge' or ask your sales representative.) In addition, the foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of shares of the Fund. Shares previously purchased during a 90-day period prior to the date of receipt by the Fund of the Letter of Intent and still owned by the shareholder may also be included in determining the applicable reduction.

Shares of the Fund may be sold without sales charge to Trustees or officers of the Fund, and directors or officers of the Adviser, Fahnestock, Selling Dealers, or Fahnestock Viner Holdings, Inc. or its affiliates, to the bona fide full-time employees and their relatives, retired employees or sales representatives of any of the foregoing who have acted as such for not less than 90 days, or members of the families of bona fide



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

full-time employees or sales representatives of Fahnestock, or to any trust, pension, profit sharing or other benefit plan for such persons. Such sales will be made upon written assurance by the purchaser that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the issuer. Shares of the Fund may also be purchased without a sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (hereinafter 'an eligible governmental authority'). If an investment by an eligible governmental authority at net asset value is made through a Selling Dealer or a registered representative of Fahnestock, Fahnestock may make a payment, out of its own resources, to such Selling Dealer or registered representative in an amount not to exceed 0.25% of the amount invested.

Additional information relating to the methods of obtaining reduced sales loads is contained in the Fund's Statement of Additional Information and may be obtained from a registered representative of Fahnestock or a Selling Dealer.

Retirement Plans. Investors may use the Fund as a funding medium for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh Plans (H.R. 10), Pension and Profit Sharing Plans, Tax Sheltered Annuity Retirement Plans, and 401(k) Plans. The initial investment minimum for any of the above plans will be $1,000. Plan participants may make subsequent investments of $250 or more. Contributions to such plans are subject to prevailing amount limits set by the Internal Revenue Code and may be deducted within limits set by the Code.

Investors may purchase shares of the Fund at net asset value, without imposition of a sales charge, to the extent that the investment represents (a) the proceeds from the redemption made within the preceding 60 days of shares of another mutual fund not affiliated with Hudson Capital Advisers, Inc., whose shares were purchased subject to a sales charge, or (b) the net proceeds of the sale within the preceding 60 days of shares of any closed-end investment company. When making a purchase at net asset value pursuant to these provisions, the investor must forward to Fahnestock either the redemption check representing the proceeds of the mutual fund shares redeemed, or a copy of the confirmation from the other mutual fund showing the redemption transaction, or a copy of the confirmation showing the sale of the shares of the closed-end company.

Automatic Investment. The Fund offers an Automatic Investment Plan whereby the Fund's transfer agent, Investors Fiduciary Trust Company (IFTC), is permitted through preauthorized checks of $250 or more to charge the regular bank account of a shareholder on a regular basis to provide systematic additions to the Fund account of the shareholder. While there is no charge to shareholders for this service, a charge of $10 will be deducted from a shareholder's Fund account for checks returned for insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, IFTC or Fahnestock. Further information regarding the Automatic Investment Plan may be obtained through any Fahnestock account representative.

Additional Information. Investors should refer to the Statement of Additional Information for more


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

complete information about how to purchase shares of the Fund. Investors can also obtain additional information from a representative of Fahnestock or a Selling Dealer.


HOW TO REDEEM SHARES

Through Fahnestock or A Selling Dealer. Shares of the Fund may be redeemed through Fahnestock or your Selling Dealer. Redemptions will be made at the net asset value next determined after receipt of any such order by Fahnestock or the Selling Dealer. Certificates, if any, in proper form for redemption or any required stock powers should be presented or sent to Fahnestock or your Selling Dealer no later than the close of business of the day on which the redemption order is placed.

Written Request. Any shareholder of record may require the Fund to redeem his shares by making written application to the transfer agent. Such application must be signed by the shareholder as his name appears on the records of the Fund and must be accompanied by any share certificates issued for shares being redeemed or a stock power if no such certificates were issued. A stock power is a written instrument executed by a shareholder in order to facilitate the legal transfer of shares of the Fund. Share certificates must be duly endorsed for transfer. Signatures on share certificates and stock powers must be guaranteed, except that a signature guarantee will not be required for a redemption of less than $5,000 where the redemption proceeds are sent to a shareholder of record at the shareholder's address of record. A signature guarantee is a widely accepted way to protect you and the transfer agent by verifying the signature on your request. Only the following institutions may provide you with an acceptable signature guarantee: a commercial bank that is a member of FDIC or a trust company, or a member firm of a U.S. stock exchange. (A foreign bank must indicate name of its New York correspondent bank.) Redemptions will be effected at the net asset value next determined after receipt by the Transfer Agent of such application and certificates or stock powers, if any, in proper form for redemption.

General. Payment for shares redeemed will ordinarily be made within seven (7) days after receipt by a Selling Dealer, Fahnestock or the Transfer Agent of the redemption application, in good order, and any necessary certificates or stock powers. However, at various times the Trust may be requested to redeem Fund shares for which it has not yet received good payment. Accordingly, the Trust may delay the mailing of a redemption check for up to 10 business days from the payment date or until such time as it has assured itself that good payment (e.g., cash in hand) has been collected for the purchase of such shares, whichever occurs first.

The Trust may suspend the right of redemption of Fund shares and may postpone payment for redeemed Fund shares when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it impractical for the Trust to dispose of the Fund's securities or fairly to determine the value of its net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

Due to the proportionately high cost of maintaining smaller accounts, the Trust reserves the right to redeem all shares in a Fund account which has a value of less than $500 as the result of redemptions (except accounts which constitute

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the assets of retirement plans and Individual Retirement Accounts) and to mail the proceeds to the shareholder. Shareholders will be notified before these redemptions are to be made and will have 30 days to purchase additional shares to bring their accounts up to the required minimum.

The redemption price of shares of the Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of the redemption, and gain or loss may be recognized for Federal income tax purposes.

ADDITIONAL SERVICES AND PROGRAMS

Systematic Withdrawal Plan. This service enables a shareholder with an account value of $10,000 or more automatically to receive or make periodic payments from the Fund at no cost. A shareholder may elect to receive or make as many payments as he wants. Payments may be made monthly, quarterly, semi-annually or annually in varying amounts, but not less than $100 each. Payments may be made to the shareholder, another individual, a bank or any other designated entity. This service is particularly useful in paying regular bills and disbursing funds from retirements plans in compliance with IRS regulations.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to a shareholder because of the sales load payable on such purchases. A Systematic Withdrawal Plan may be established by completing an application form available from Fahnestock or your Selling Dealer and requires that all dividends and distributions be taken in additional shares of the Fund. See the Statement of Additional Information, 'Additional Services and Programs'.

Reinvestment Privilege. A shareholder who has redeemed shares of the Fund may, within two years after the date of redemption, reinvest any part of the redemption proceeds in the Fund without payment of a sales load. A shareholder should notify Fahnestock or the Selling Dealer in writing of an intention to exercise the reinvestment privilege. If the shareholder reinvests in the Fund within thirty (30) days, any loss realized on the redemption will not be recognized for Federal income tax purposes as to the number of shares acquired under the reinvestment privilege except through an adjustment in the tax basis of the so-acquired shares.

Additional Information. Shareholders should refer to the Statement of Additional Information for more complete information on the additional services and programs available to shareholders of the Fund. Additional information is also available from a registered representative of Fahnestock or a Selling Dealer.

PERFORMANCE INFORMATION

From time to time the Fund may publish its 'total return'. Total return figures are based on historical earnings and are not intended to indicate future performance. The 'total return' of the Fund refers to the average annual compounded rates of return over periods of 1, 5, and 10 years (which periods will be stated in the publication) that would compare the initial amount invested, including a sales load, at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, and reflects all recurring fees that are charged to all shareholder accounts and nonrecurring charges, if any, at the end of each period.

The total return calculation includes the maximum sales load of 4.50% unless otherwise stated. Investment at a lower sales load would increase this performance measure correspondingly. See the information under the caption 'How to Buy Shares' for information on reduced


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                                      -18-

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sales loads.  The principal  value  of an  investment will fluctuate so that the value of the investment, when redeemed, may be more or less than the original investment.

OTHER MATTERS

Description of the Fund's Shares. The Fund is the initial (and, to date, the only) series of shares of beneficial interest of The Fahnestock Funds, a Massachusetts business trust which was created on August 29, 1990 under the laws of the Commonwealth of Massachusetts and has an unlimited number of authorized shares of beneficial interest. All shares of the Fund are one class and have equal rights as to voting, redemption, dividends and liquidation. All shares issued and outstanding are fully paid and nonassessable by the Fund and the Trust and are redeemable at net asset value at the option of shareholders. Shares have no preemptive or conversion rights and are freely transferable. Certificates for shares will not be issued unless requested in writing by an investor.

When matters are submitted for shareholder vote, shareholders of each series of The Fahnestock Funds, including the Fund, will have one vote for each full share held and proportional, fractional votes for each fractional share held. Shareholders of all series of The Fahnestock Funds will vote collectively on certain matters affecting all series, such as the election of Trustees and the selection of accountants; shareholders of one series are not entitled to vote on a matter that does not affect that series but that does require a separate vote of another series, such as a particular series' investment management agreement. Neither the Trust nor the Fund intends to hold annual meetings. As a result, shareholders may not consider each year the election of Trustees or the appointment of accountants. However, pursuant to the By-Laws of the Trust, the holders of at least 10 percent of the shares outstanding and entitled to vote may require a special meeting of shareholders to be held for any purpose, including removal of a Trustee from office. Shareholders of the Trust may remove a Trustee by the affirmative vote of a majority of the outstanding voting shares. In addition, the Board of Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees holding office at that time were elected by shareholders. The Trustees may call special shareholder meetings of one or more (including all) of its series of shares for such purposes as electing or removing Trustees, changing fundamental policies or adopting new management agreements.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder of the Fund held personally liable by reason of being or having been a shareholder. Liability of a shareholder of the Fund is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Transfer Agent. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as transfer agent for the Fund; in this capacity, it maintains the record of each transaction of a shareholder with respect to shares of the Fund. A Shareholder may obtain information about his account by consulting his sales representative or calling the transfer agent at 1-800-367-0068.

Custody of Portfolio. Portfolio securities of the Fund are held pursuant to a custodian agreement by Investors Fiduciary Trust Company, as custo-


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                                      -19-


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dian;  eligible  securities  may be  held  in the book  entry  system  for  U.S.
government securities maintained by the Federal Reserve System or deposited with the Depository Trust Company.

Registration Statement. This Prospectus omits certain information contained in the Statement of Additional Information and Part C of the Registration Statement which the Fund has filed with the Securities and Exchange Commission. The Fund's Statement of Additional Information is incorporated by reference into this Prospectus. A copy of the Fund's Statement of Additional Information can be obtained upon request free of charge by writing or telephoning Fahnestock. You may obtain a copy of Part C of the Registration Statement from the Securities and Exchange Commission upon payment of the prescribed fee.


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                                      -20-

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Hudson Capital
Appreciation Fund
(A Series of The Fahnestock Funds)
     110 Wall Street
     New York, New York 10005
     Telephone (800) 221-5588


Investment Adviser
     Hudson Capital Advisors, Inc.
     805 Third Avenue
     New York, New York 10022


Principal Distributor
     Fahnestock & Co. Inc.
     110 Wall Street
     New York, New York 10005


Custodian and Transfer Agent
     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, Missouri 64105


Independent Auditors
     Coopers & Lybrand L.L.P.
     1301 Avenue of the Americas
     New York, New York 10019


Legal Counsel
     Faith Colish, A Professional Corporation
     63 Wall Street
     New York, New York 10005


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Prospectus
May 1, 1995

A mutual fund seeking to achieve long-term growth of capital through investment in equity securities.

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                       STATEMENT OF DIFFERENCE

       The dagger symbol shall be expressed as ........... 'D'